SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934

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POSITRON CORPORATION

(Name of Registrant as Specified in Its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[Positron Logo]

July 25, 2005

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of shareholders of Positron Corporation, which will be held at the Company's headquarters at 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084, on Wednesday, August 24, 2005, at 10:00 a.m.

Your vote is important. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Instructions in the proxy card or voting instruction form will tell you how to vote. The proxy statement explains more about proxy voting. Please read it carefully.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

Sincerely,

Gary H. Brooks President, Chief Executive Officer and Chief Financial Officer

[Positron Logo]

1304 Langham Creek Drive, Suite 300
Houston, Texas 77084

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON August 24, 2005

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Positron Corporation, a Texas corporation (the "Company"), will be held on Wednesday, August 24, 2005, at 10:00 a.m., local time, at the Company's headquarters at 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084 for the following purposes:

1.	To elect five (5) directors to hold office for a term ending in 2006 and until their successors are elected.

2.	To approve a proposal to amend and restate our Articles of Incorporation to effect a 100-to-1 reverse stock split and to maintain the number of authorized shares of Common Stock at 100,000,000.

3.	To ratify the appointment of Ham, Langston & Brezina, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 2005.

4.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on June 30, 2005 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

FOR THE BOARD OF DIRECTORS

Gary H. Brooks President, Chief Executive Officer, Chief Financial Officer and Secretary

Houston, Texas
July 25, 2005

POSITRON CORPORATION

1304 Langham Creek Drive, Suite 300
Houston, Texas 77084

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

Why am I receiving these materials?

This Proxy Statement and the enclosed Annual Report are being sent to all shareholders of record as of the close of business on June 30, 2005 for delivery beginning July 25, 2005 in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Shareholders on August 24, 2005.

Who can attend the Annual Meeting?

Only shareholders of the Company as of the record date, June 30, 2005, their authorized representatives and guests of the Company will be able to attend the Annual Meeting. At the record date, 76,385,202 shares of the Company's Common Stock, $0.01 par value, and 464,319 shares of the Company's Series A Preferred Stock, $1.00 par value, were issued and outstanding.

Who is entitled to vote?

All holders of record of the Company's Common Stock and of the Company's Series A Preferred Stock at the close of business on June 30, 2005 will be entitled to vote at the 2005 Annual Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the meeting. Each share of Preferred Stock is entitled to that number of votes equal to the number of shares of Common Stock (including fractional shares) into which such shares of Series A Preferred Stock are convertible. As a result, each share of Preferred Stock will be entitled to 3.214 votes.

How do I vote?

You can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting in person, you may vote at the meeting and your previously delivered proxy will not be counted.

Please follow the instructions on your proxy card or voting instruction form. To vote by proxy you must fill out the enclosed proxy card, or if you hold your shares in "street name," voter instruction form, sign it, and mail it in the enclosed postage-paid envelope. If you hold your shares in "street name," please refer to the information forwarded by your bank, broker or other holder of record to see which options are available to you.

How do I specify how I want my shares voted?

If you are a registered shareholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote.

If your proxy card is signed and returned without specifying a vote or an abstention on a proposal, it will be voted according to the recommendation of the Board of Directors or Audit Committee on that proposal. That recommendation is shown for each proposal on the proxy card.

How do I vote if I am a beneficial shareholder?

If you are a beneficial shareholder, you have the right to direct your broker or nominee on how to vote the shares. You should complete a voting instruction form which your broker or nominee is obligated to provide you. If you wish to vote in person at the meeting, you must first obtain from the record holder a legal proxy issued in your name.

What items will be voted upon at the Annual Meeting?

At the Annual Meeting, the following items will be voted upon:

(i) the election of five (5) directors;

(ii) the amendment and restatement of the Company's Articles of Incorporation to effect a 100-to-1 reverse stock split and to maintain the number of shares of Common Stock authorized at 100,000,000 shares; and

(iii) the ratification of the appointment of Ham, Langston & Brezina, L.L.P. as independent auditors for the fiscal year ending December 31, 2005.

The Board of Directors of Positron knows of no other matters that may be brought before the meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment.

What are the Board of Directors and Audit Committee voting recommendations?

For the reasons set forth in more detail later in the Proxy Statement, the Board of Directors recommends a vote FOR the election of directors and a vote FOR the amendment and restatement of the Company's Articles of Incorporation, and the Company's Audit Committee recommends a vote FOR the ratification of the appointment of Ham, Langston & Brezina, L.L.P. as independent accountants for 2005.

How many votes are needed to approve the proposals?

A plurality of the votes cast at the meeting is required to elect directors. The affirmative vote of two-thirds (2/3) of the shares outstanding and entitled to vote and the affirmative vote of two-thirds (2/3) of the shares of Common Stock that is outstanding and entitled to vote is required for the approval of the Amended and Restated Articles of Incorporation of the Company. The affirmative vote of a majority of the shares present in person or by proxy is required for ratification of the appointment of Ham, Langston & Brezina, L.L.P. as independent auditors for 2005.

How are the votes counted?

Each share of Common Stock is entitled to one vote.

Each share of Series A Preferred Stock is entitled to that number of votes equal to the number of shares of Common Stock (including fractional shares) into which such shares of Series A Preferred Stock are convertible. As a result, each share of Preferred Stock will be entitled to 3.214 votes.

In accordance with the laws of the State of Texas and the Company's Articles of Incorporation and bylaws,

(i)
for the election of directors, which requires a plurality of the votes cast in person or by proxy, only proxies and ballots indicating votes "FOR all nominees," "WITHHELD for all nominees" or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; abstentions and broker non-votes are not counted; and

(ii)
for the adoption of all proposals which require the majority or two-thirds of the votes cast in person or by proxy, only proxies and ballots indicating votes "FOR," "AGAINST" or "ABSTAIN" on the proposals or providing the designated proxies with the right to vote in their judgment and discretion on the proposals are counted to determine the number of shares present and entitled to vote; however, abstentions and broker non-votes have the effect of a negative vote.

How can I revoke my Proxy?

You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions: (i) by giving timely written notice of the revocation to the Secretary of the Company; (ii) by executing and delivering a proxy with a later date; or (iii) by voting in person at the meeting.

How do I designate my proxy?

If you wish to give your proxy to someone other than Gary H. Brooks or Patrick G. Rooney, you may do so by crossing out their names appearing on the proxy card and inserting the name of another person. The person you have designated on the proxy card must present the signed card at the meeting.

Who counts the votes?

Tabulation of proxies and the votes cast at the meeting is conducted by an independent agent and certified to by an independent inspector of election.

What is "householding"?

We have adopted a procedure called "householding", which has been approved by the Securities and Exchange Commission. Under this procedure, a single copy of the annual report and proxy statement will be sent to any household at which two or more shareholders reside if they appear to be members of the same family, unless one of the shareholders at that address notifies us that they wish to receive individual copies. This procedure reduces our printing costs and fees.

You do not need to do anything in order to participate in the householding program. If we do not receive instructions to the contrary within 60 days after the mailing of this notice, you will be deemed to have consented to the receipt of only one set of our future shareholder mailings by your household. Your consent will be perpetual unless you withhold it or revoke it. Also, you may have already consented to householding through a prior mailing.

If you wish to continue to receive separate annual reports, proxy statements, prospectuses and other disclosure documents for each account in your household, you must withhold your consent to our householding program by checking the appropriate box on the enclosed proxy card and returning it in the enclosed postage-prepaid envelope. Even if you vote by telephone or internet, the enclosed proxy card must be returned and marked appropriately to withhold your consent to householding.

How do I revoke my consent to the householding program?

Even if you do not withhold your consent to the householding program at this time, you may always revoke your consent at a future date. You may revoke your consent by contacting ADP, either by calling toll free at (800) 542-1061, or by writing to ADP, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. You will be removed from the householding program within 30 days of receipt of your revocation of your consent.

A number of brokerage firms have instituted householding. If you hold your shares in "street name," please contact your bank, broker or other holder of record to request information about householding.

Allowing us to household annual meeting materials will help us save on the cost of printing and distributing these materials.

Who will pay for the costs involved in the solicitation of proxies?

The Company will bear the cost of soliciting proxies. The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.

What is the deadline for submitting shareholder proposals for the 2006 Annual Meeting?

Any of our eligible shareholders who wish to submit a proposal for action at our next Annual Meeting of shareholders and desires that such proposal be considered for inclusion in our proxy statement and form of proxy relating to such meeting must provide a written copy of the proposal to us at our principal executive offices not later than February 3, 2006, and must otherwise comply with the rules of the Securities and Exchange Commission relating to shareholder proposals.

The proxy or proxies designated by us will have discretionary authority to vote on any matter properly presented by an eligible shareholder for action at our next Annual Meeting of shareholders, but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us at our principal executive office not later than April 1, 2006 and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied. Shareholders proposals should be addressed to our Secretary at 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND
CERTAIN BENEFICIAL OWNERS

The following tables, based in part upon information supplied by officers, directors and principal shareholders, set forth certain information regarding the beneficial ownership of the Company's voting securities by (i) all those known by the Company to be beneficial owners of more than 5% of the Company's voting securities; (ii) each director (iii) the Company's Chief Executive Officer and the four other highest paid executive officers (the "Named Executive Officers"); and (iv) the directors and executive officers as a group.

Security Ownership of Certain Beneficial Owners(a)
Name and Address of Beneficial Owner	Number of Shares of Common Stock		% of Outstanding Common Stock(b)
Gary H. Brooks	7,706,250	(c)	9.2%
IMAGIN Diagnostic Centers, Inc.	113,575,000	(d)	80.9%	(e)
Solaris Opportunity Fund, L.P.	20,000,000	(f)	22.4%	(g)

(a)
Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the Company.

(b)	Based on 76,385,202 shares of Common Stock outstanding on June 30, 2005.

(c)
Includes 50,000 shares owned directly and 7,500,000 and 156,250 shares that may be acquired pursuant to warrants and stock options, respectively, that are or will become exercisable within 60 days of June 30, 2005. The address for Mr. Brooks is 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084.

(d)
Includes 23,000,000 shares owned directly , 86,000,000 shares issuable upon the conversion of 10% secured convertible notes into Series C, D and E Preferred Stock, which is in turn convertible into Common Stock, and 4,575,000 shares that may be acquired pursuant to warrants that are or will become exercisable within 60 days of June 30, 2005. The address for IMAGIN is 5160 Yonge Street, Suite 300, Toronto, Ontario, M2N 6L9

(e)
Full convertibility of the shares of Series C, Series D and Series E Preferred Stock into Common Stock will require an amendment to the Company's Articles of Incorporation, which must be approved by the shareholders. The percentage of outstanding Common Stock assumes full conversion of the 10% secured convertible notes into Common Stock and is based on the Company's current outstanding shares of Common Stock.

(f)	Includes 20,000,000 shares issuable upon the conversion of 10% secured convertible notes into Series F Preferred Stock, which is in turn convertible into Common Stock.

(g)
Full convertibility of the shares of Series F Preferred Stock into Common Stock will require an amendment to the Company's Articles of Incorporation, which must be approved by the stockholders. The percentage of outstanding Common Stock assumes full conversion of the 10% secured convertible notes into Common Stock and is based on the Company's current outstanding shares of Common Stock.

Name and Address of Beneficial Owner	Number of Shares of Series A Preferred	% of Outstanding Series A Preferred Stock(a)
Fleet Securities 26 Broadway, NY, NY 10004	51,032	11.0%

Anthony J. Cantone 675 Line Road, Aberdeen, NJ 07747	50,000	10.8%

Jamscor, Inc. 170 Bloor St. W., $#804 Toronto, Ontario, Canada M5S 179	50,000	10.8%

Morgan Instruments, Inc. 4382 Glendale - Milford Rd. Cincinnati, OH 45242	41,666	9.0%

John H. Wilson 6309 Desco Dr., Dallas, TX 75225	33,333	7.2%

(a)	Based on 464,319 Series A Preferred Shares outstanding on June 30, 2005.

Security Ownership of Directors and Executive Officers
Title of Class	Name of Beneficial Owner	Beneficial Ownership(aa)	Percent of Class(bb)
Common	Gary H. Brooks	7,706,250(cc)	9.2%
Common	Sachio Okamura	125,000(dd)	*
Common	Patrick G. Rooney	50,000(ee)	*
Common	John E. McConnaughy, Jr.	50,000(ff)	*
Common	All Directors and Executive Officers as a Group	7,889,583	9.2%

* Does not exceed 1% of the referenced class of securities.

(aa)	Ownership is direct unless indicated otherwise.

(bb)	Calculation based on 76,385,202 shares of Common Stock outstanding as of June 30, 2005.

(cc)
Includes 50,000 shares owned directly and 7,500,000 shares and 156,250 shares that may be acquired pursuant to warrants and stock options, respectively, that are or will become exercisable within 60 days of June 30, 2005.

(dd)	Includes 125,000 shares that may be acquired pursuant to options that are or will become exercisable within 60 days of June 30, 2005.

(ee)
Includes 50,000 shares that may be acquired pursuant to options that are or will become exercisable within 60 days of June 30, 2005. On April 11, 2005 IMAGIN entered into an agreement to sell certain 10% secured convertible notes of the Company to Cipher Holding Corp., which are ultimately convertible into 64,000,000 shares of Company Common Stock. To the Company's knowledge, as of the date of this proxy statement, this transaction has not closed. Patrick G. Rooney is the Chairman of Cipher Holding Corp.

(ff)	Includes 50,000 shares that may be acquired pursuant to options that are or will become exercisable within 60 days of June 30, 2005.

The address for all officers and directors of the Company is 1304 Langham Creek Drive, Suite 300, Houston Texas, 77084.

PROPOSAL 1
ELECTION OF DIRECTORS

Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them, by visiting our offices, and by participating in meetings of the Board and its committees.

Our directors are elected annually. Our bylaws provide that the number of our directors will be determined by the Board of Directors but shall not be less than one. The shareholders will elect five directors for the coming year, four of the nominees presently serve as directors. Mario Leite Silva, one of the current directors has indicated his desire to resign as a director but has not done so as of the date of this proxy statement. In response, the remaining directors have determined not to nominate Mr. Silva as a director. Dr. Anthony C. Nicholls does not currently serve as a director, but has been nominated to replace Mr. Silva as a director by the Board of Directors.

Nominees

Five directors are to be elected to the Board at the Annual Meeting, each to serve until the Annual Meeting of shareholders to be held in 2006 and until his successor has been elected and qualified, or until his earlier death, resignation or removal. Four of the nominees are currently directors of the Company. Dr. Anthony C. Nicholls does not currently serve as a director, but has been nominated to serve as such by the directors.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. However, if any nominee unexpectedly is unavailable for election, these shares will be voted for the election of a substitute nominee proposed by management. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them as will ensure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. In any event, the proxy holders cannot vote for more than five duly nominated persons. If a quorum is present and voting, the five nominees receiving the highest number of votes will be elected to the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
VOTING "FOR" THE NOMINEES SET FORTH BELOW

The following table sets forth the nominees to be elected at the Annual Meeting and, for each director whose term of office will extend beyond the Annual Meeting, the year such nominee or director was first elected a director, the positions currently held by the nominee and each director with the Company.
Name	Position with the Company	Director Since

Gary H. Brooks	Director, President, CEO, CFO and Secretary	1999
Sachio Okamura	Director	2001
Patrick G. Rooney	Chairman of the Board	2004
John E. McConnaughy	Director	2004
Dr. Anthony C. Nicholls	Director Nominee	--

Directors and Executive Officers

The following table sets forth for each director of the Company the current executive officers of the Company and the director nominee, their ages and present positions with the Company:
Name	Age	Position with the Company

Patrick G. Rooney	42	Chairman of the Board
Gary H. Brooks	56	Director, CEO, CFO and Secretary
Sachio Okamura	52	Director
John E. McConnaughy	75	Director
Dr. Anthony (Tony) C. Nicholls	57	Director Nominee

Each of the nominees, directors and named current executive officers of the Company has been engaged in the principal occupations set forth below during the past five (5) years.

Patrick G. Rooney. Mr. Rooney has served as Chairman of the Company since July 26, 2004. Since March 2003, Mr. Rooney has been the Managing Director of Solaris Opportunity Fund L.P., an investing/trading hedge fund. Mr. Rooney is also acting Chairman of Cipher Holding Corp. Through years 1985-2000, Patrick G. Rooney and/or Rooney Trading was a member of The Chicago Board of Options Exchange, The Chicago Board of Trade and the The Chicago Mercantile Exchange. In September 1998 through March 2003, Mr. Rooney managed Digital Age Ventures, Ltd., a venture capital investment company. Mr. Rooney attended Wagner College of New York from 1980 through 1984.

Gary H. Brooks. Mr. Brooks has served as a director since January 22, 1999, on which date he was also appointed as President, Secretary and acting Chief Financial Officer of the Company. In February 2002, Mr. Brooks was appointed Chief Executive Officer of the Company. Prior to joining the Company on a full-time basis, Mr. Brooks served as Vice President of Finance and Administration, Chief Financial Officer and Secretary for Imatron, Inc. since December 1993. Prior to joining Imatron, he was Chief Financial Officer and Director for five years at Avocet, a privately-held sports electronics manufacturer located in Palo Alto, California. Mr. Brooks received his B.A. in Zoology in 1971 from the University of California, Berkeley, and an M.B.A. in Finance and Accounting in 1973 from the University of California, Los Angeles.

Sachio Okamura. Mr. Okamura has served as a director since his appointment to the Board of the Company on April 1, 2001. Mr. Okamura has performed bio-medical consulting services for Okamura Associates, Inc. from 1993 through the present date. These consulting services have included regulatory, distribution, licensing, joint venture, investment, merger and acquisition activities involving businesses in the United States and Japan. Mr. Okamura was in charge of bio-medical business development for various offices of Mitsubishi Corporation from 1978 through 1993. Mr. Okamura received a BS in Biochemistry in 1975 from the University of California, Davis and a Master of International Business from the American Graduate School of International Management in 1978.

John E. McConnaughy. Mr. McConnaughy was appointed as a director of Positron Corporation in July 2004. Mr. McConnaughy currently serves as the Chairman and Chief Executive officer of JEMC Corporation. Prior to joining JEMC Corporation, Mr. McConnaughy was Chairman and CEO of Peabody International Corp. from 1969 until 1986. He was also Chairman and CEO of GEO International Corp., from 1981 until 1992. Mr. McConnaughy holds a B.A. degree in Economics from Denison University and an M.B.A. in Marketing and Finance from Harvard's Graduate School of Business Administration.

Dr. Anthony (Tony) C. Nicholls. Dr. Nicholls was nominated for election to the Board of Directors by the vote of the Board of Directors. Dr. Nicholls is currently CEO of L3Technology Ltd in England, a company formed to commercialize patented medical technology developed in UK government research laboratories. Additionally, he is Chairman of the Alpha Omega Hospital Management Trust Ltd (London, UK) which undertakes the construction and management of cancer treatment “Centres of Excellence” and a Director of European Diagnostics plc (London UK) a company developing products for patient point-of-care testing. Until 2002, Dr Nicholls was Chairman and CEO of FAS Medical Ltd, a company primarily involved in the management of central venous catheterization complications. Prior to working with FAS Medical Ltd., Dr. Nicholls was the Head of Microbiology and Immunology at the Midhurst Medical Research Institute in the UK. Dr. Nicholls is a graduate of the University of Birmingham School of Medical Sciences and has a Ph.D. in Immunology.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002, which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. The Company regularly monitors developments in the area of corporate governance.

Board of Directors

The Board of Directors consists of directors who are elected by the Company's shareholders, and is the ultimate decision-making body of the Company except with respect to those matters reserved to the shareholders. The Board of Directors acts as an advisor and counselor to senior management and ultimately monitors its performance. These functions of the Board of Directors are fulfilled by the presence of directors who have a substantive knowledge of the Company's business.

Meeting Attendance

The Board of Directors met 5 times during the fiscal year ended December 31, 2004. Each director attended at least 75% of the aggregate number of meetings of the Board or its committees upon which he served that were held during the respective periods in which he was a director. While the Company encourages all members of the Board to attend the Annual Meeting, there is no formal policy as to their attendance at each of the annual meetings of shareholders. The Company did not hold an Annual Meeting of shareholders in 2004.

Shareholder Communications

Shareholders may communicate in writing with the Chairman of the Board or the non-management members of the Board as a group by mail addressed to the Secretary of the Company at the following address: 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084. The Secretary will review all correspondence sent to the attention of the non-management directors and regularly forward to the Board a summary of such correspondence. Copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention will also be forwarded to the Board.

Codes of Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, and a Code of Ethics for our Chief Executive Officer and senior financial officers. Copies of these codes of ethics were filed with the Company's Annual Report on Form 10-KSB. Copies will be provided without charge upon request made to the Company's Secretary at 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084.

Committees of the Board of Directors

The full Board, except for Gary H. Brooks, serves as the Audit and Compensation Committees. The Board has adopted charters for the Audit and Compensation Committees. The Amended and Restated Audit Committee Charter is attached to this proxy statement as Appendix A and the Compensation Committee Charter is attached as Appendix B.

Audit Committee

The full Board, except for Gary H. Brooks, serves as the Audit Committee for the Company. The Board has determined that Mr. Okamura and Mr. McConnaughy are independent within the meaning established under NASDAQ Marketplace Rule 4200(a)(15). The Board has not determined that any of the members of the Audit Committee are an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. The Board had previously determined that the former Board member, Mario da Silva was an "audit committee financial expert." However, Mr. da Silva resigned from the Board, effective May 2, 2005. Following Mr. da Silva's resignation, the Board has not determined yet whether any of the other Audit Committee members qualify as an "audit committee financial expert" under Item 401(h). The Board expects to address this issue at its next meeting.

The Audit Committee's function is to provide oversight of: the integrity of the Company's financial statements; the Company's compliance with legal and regulatory requirements; the independent auditors' qualifications and independence; and the performance of the Company's internal audit function and independent auditors. The Audit Committee is solely responsible for the appointment, compensation and oversight of the independent auditors, and, if deemed necessary, the termination of the independent auditors. The Audit Committee met once during fiscal year 2004. The Audit Committee's authority and duties and obligations are more particularly described in the Audit Committee's amended and restated charter adopted by the Board on April 30, 2005.

In 2005, the Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent auditor, Ham, Langston & Brezina, L.L.P. The policy requires that all services to be provided by Ham, Langston & Brezina, L.L.P., including audit services and permitted audit-related and non-audit services, must be pre-approved by the Audit Committee. The Audit Committee pre-approved all audit and non-audit services provided by Ham, Langston & Brezina, L.L.P. during fiscal year 2004.

Compensation Committee

The full Board serves as the Compensation Committee of the Company. The Board has determined that Mr. Okamura and Mr. McConnaughy are independent within the meaning established under NASDAQ Marketplace Rule 4200(a)(15). The Compensation Committee met once during fiscal year 2004. The Compensation Committee of the Board of Directors reviews and approves the compensation and benefits of all executive officers of the Company, including the Chief Executive Officer, administers the Company's stock option plans, and establishes and reviews general policies relating to the compensation and benefits of the Company's employees.

Compensation Committee Interlocks and Insider Participation

The Company is not aware of any Compensation Committee interlocks.

Nominating Committee

The Company does not have a standing nominating committee. Due to the small size of its Board, the Company does not foresee the need to establish a separate nominating committee. The full Board is responsible for evaluating and recommending individuals for election or reelection to the Board, including those recommendations submitted by shareholders. Currently, the independent directors of the Board (within the meaning of NASD Marketplace Rules) are Mr. Okamura and Mr. McConnaughy.

It is the Company's policy that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and have skills and expertise appropriate for the Company and serving the long-term interest of the Company's shareholders. The Company's process for identifying and evaluating nominees is as follows: (1) in the case of incumbent directors whose terms of office are set to expire, the independent directors review such directors' overall service to the Company during their term, including the number of meetings attended, level or participation, quality of performance, and any related party transactions with the Company during the applicable time period; and (2) in the case of new director candidates, the committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The independent directors meet to discuss and consider such candidates' qualifications, including relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert"). The full Board then selects a candidate for nomination by majority vote. In seeking potential nominees, the Board uses a network of contacts to compile a list of potential candidates, but may also engage, if deemed appropriate, a professional search firm. To date, the Company has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, nor has the Board rejected a timely director nominee from a shareholder(s) holding more than 5% of the Company's voting stock.

The Board will consider director candidates recommended by shareholders provided the shareholders follow the procedures set forth below and in the Company's bylaws. The Board does not intend to alter the manner in which they evaluate candidates, including the criteria set forth above, based on whether the candidate was recommended by a shareholder or otherwise.

Shareholders who wish to recommend individuals for election to the Board may do so by submitting a written recommendation to the Board in accordance with the procedures set forth above in this proxy statement under the heading "What is the Deadline for Submitting Shareholder Proposals for the 2006 Annual Meeting?" For nominees for election to the Board proposed by shareholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures: (1) the nominee's name, age, business address, residence address, principal occupation or employment, the class and number of shares of the Company's capital stock the nominee beneficially owns and any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and rules and regulations thereunder; and (2) as to the shareholder proposing such nominee, that shareholder's name and address, the class and number of shares of the Company's capital stock the shareholder beneficially owns, a description of all arrangements and understandings between the shareholder and the nominee or any other person (including their names) pursuant to which the nomination is made, a representation that the shareholder is a holder of record of the Company's stock entitled to vote at the meeting and that the shareholder intends to appear in person or by proxy at the Annual Meeting to nominate the person named in its notice, and any other information relating to the shareholder that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act and the rules and regulations thereunder. The notice must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table shows certain compensation information for each of the Named Executive Officers. Compensation data is shown for the years ended December 31, 2002, 2003 and 2004. This information includes the dollar value of base salaries, bonus awards, the number of stock options granted, and certain other compensation, if any, whether paid or deferred.
		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary(a)	Bonus	Other Annual Compensation	Restricted Stock Awards	Options/ SARs	LTIP Payouts	All Other Compensation(b)

Gary H. Brooks (c)	2004	$223,000	--	--	--	--	--	--(d)
President, CEO, CFO	2003	$265,000	--	--	--	500,000	--	$1,851
and Secretary	2002	$223,000	--	--	--	--	--	$5,177

David S. Yeh (e)	2004	$119,000	--	--	--	--	--	--
Executive V.P. Sales &
Marketing

Wayne E. Webster (f)	2002	$217,000	--	--	--	--	--	$3,752
Vice President
Marketing, Sales & Service

Ross K. Hartz (g)	2004	$2,000	--	$12,000	--	--	--	--
Vice President of	2003	$78,000	--	$37,000	--	300,000	--	$1,130
Engineering	2002	$143,000	$23,000	--	--	--	--	$2,144

Michael L. Golden (h)	2003	$40,000	--	--	--	--	--	$531
Chief Financial Officer	2002	$99,000	--	--	--	--	--	$1,491

(a)	Amounts shown include cash compensation earned with respect to the year shown above.
(b)	Represents the Company's matching contributions to its 401(k) plan.
(c)	Compensation for Mr. Brooks in 2003 includes regular compensation of $223,000 and $42,000 of vacation pay.
(d)
In 2004 the Company issued Mr. Brooks a warrant to purchase 4,000,000 shares of Common Stock at $0.02 per share.  The Company concluded that this warrant has an indeterminate value given the quantity of the shares and the current price of Company Common Stock.

(e)	This number reflects compensation paid to Mr. Yeh from the time he was hired in July 2004 through December 2004.
(f)	Mr. Webster served as an officer of the Company through December 31, 2002.
(g)	Mr. Hartz received $12,000 and $37,471 in disability payments in 2004 and 2003, respectively, related to a prolonged illness. Mr. Hartz died in 2004.
(h)	Mr. Golden served as an officer of the Company through May 15, 2003.

Employment Agreements

Effective January 22, 1999, the Company entered into an employment agreement with Gary H. Brooks. Pursuant to the Agreement, Mr. Brooks was appointed initially as President of the Company with an initial employment term ending June 15, 2000, with a rolling six month basis thereafter. From January 22, 1999 until June 15, 1999, and then from June 15, 1999 through August 31, 1999, his base salary was $1,000 and $3,417 per month respectively, reflecting his less than full-time commitments to the office during these periods. Effective September 1, 1999 and with his full-time assignment with the Company, his salary increased to $185,000 on an annualized basis. In addition to participation in the Company's group benefit plans and a monthly automobile allowance, Mr. Brooks purchased for $20,000 a warrant to purchase 3,000,000 shares of the Company's Common Stock exercisable at $0.30 per share, and effective May 4, 2004 the warrant was repriced to $0.02 per share. The warrant, and the underlying Common Stock, are subject to the Company's repurchase right, which lapses 25% immediately and the remainder annual over the next three years. The base salary for Mr. Brooks was increased to $205,000 effective June 15, 2000 and was increased again to $217,000 effective January 1, 2002. The Board can terminate Mr. Brooks' employment without cause on thirty days' written notice and the payment of base salary for the remainder of the employment term or six months, whichever is greater.

Option Grants in Last Fiscal Year

The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers during the fiscal year ended December 31, 2004. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

	Number of Shares Underlying Options	% of Total Options Granted to Employees in	Exercise Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term (3)
Name	Granted (1)	Fiscal Year (2)	Per Share	Date	5%	10%
None

(1)	All options were granted under the Company's 1999 Stock Option Plan and have exercise prices equal to the fair market value on the grant date.
(2)	No new stock options granted in fiscal 2004.
(3)
Pursuant to the rules of the Securities and Exchange Commission, the dollar amounts set forth in these columns are the result of calculations based on the set rates of 5% and 10%, and therefore are not intended to forecast possible future appreciation, if any, of the price of the Common Stock.

Option Exercises and Holdings

The following table provides information with respect to option exercises in fiscal 2004 by the Named Executive Officers and the value of such officers' unexercised options at December 31, 2004:

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Shares Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Gary H. Brooks	--	--	72,917	427,083	$7,292	$42,708
Ross K. Hartz	--	--	605,000	--	$19,250	--

(1)
Market value of unexercised options is based on the price of the last reported sale of the Company's Common Stock on the NASDAQ OTC Bulletin Board of $0.12 per share on December 31, 2004 (the last trading day for fiscal 2004), minus the exercise price.

Option/Warrant Repricing for Named Executive Officers

On May 4, 2004, our Board of Directors approved a repricing program for certain outstanding options to purchase shares of our Common Stock granted under each of the stock plans. As part of the repricing program, the Company granted to Gary H. Brooks an option exercisable for 500,000 shares with an exercise price of $0.02 per share that is subject to four year vesting in equal monthly installments. This replaces an option grant previously held by Mr. Brooks that was exercisable for 500,000 shares of Common Stock at a price of $0.05 per share. The market value of the Company's Common Stock closed at $0.02 per share at May 21, 2004.

The Company also agreed to reprice outstanding warrants held by Mr. Brooks for the purchase of 3,500,000 shares of Common Stock at $0.02 per share. The warrants previously had exercise prices of $0.30 and $0.05 per share for 3,000,000 and 500,000 shares of Common Stock, respectively.

The options and warrants were repriced in consideration for Mr. Brooks' efforts in connection with negotiating and completing the financing with IMAGIN Diagnostic Centres, Inc.

Equity Compensation Plan Information

The following table summarizes share and exercise information about the Company's equity compensation plans as of December 31, 2004.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities included in 1st column)
Equity Compensation Plans Approved by Security Holders (1)	1,722,272	$0.12	4,265,228(2)
Equity Compensation Plans Not Approved by Security Holders	0	--	0
TOTAL	1,722,272	$0.12	4,265,228

(1)	Consists of the 1999 Stock Option Plan, the 1999 Non-Employee Directors' Stock Option Plan, the 1999 Stock Bonus Incentive Plan, and the 1999 Employee Stock Purchase Plan, each as amended to date.

(2)
Includes 2,490,228 shares available for issuance under the 1999 Stock Option Plan, 275,000 shares available for issuance under the 1999 Non-Employee Directors' Plan, 1,000,000 shares available for issuance under the 1999 Stock Bonus Incentive Plan, and 500,000 shares available under the 1999 Employee Stock Purchase Plan.

SUMMARY OF EQUITY COMPENSATION PLANS

Equity-Based Compensation

Key Employee Incentive Compensation.

The Company has an incentive compensation plan for certain key employees and its Chairman. The incentive compensation plan provides for annual bonus payments based upon achievement of certain corporate objectives as determined by the Company's Compensation Committee, subject to the approval of the Board of Directors. During 2004, the Company did not pay any bonus pursuant to the incentive compensation plan.

Employee Stock Option Plan

Positron's Board administers the 1999 Employee Stock Option Plan ("1999 Plan"), which was adopted by the Board effective June 15, 1999. The 1999 Plan provides for the grant of options to officers, employees (including employee directors) and consultants. The administrator is authorized to determine the terms of each option granted under the plan, including the number of shares, exercise price, term and exercisability. Options granted under the plan may be incentive stock options or nonqualified stock options. The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value in the case of an optionee who owns more than 10% of the total combined voting power of all classes of the Company's capital stock). Options may not be exercised more than ten years after the date of grant (five years in the case of 10% shareholders). Upon termination of employment for any reason other than death or disability, each option may be exercised for a period of 90 days, to the extent it is exercisable on the date of termination. In the case of a termination due to death or disability, an option will remain exercisable for a period of one year, to the extent it is exercisable on the date of termination. The Board has authorized up to an aggregate of 4,000,000 shares of Common Stock for issuance under the 1999 Plan. As of December 31, 2004, a total of 5,467,500 options have been granted under the 1999 Plan, of which 12,500 have been exercised and 1,467,084 are outstanding, and of which 892,084 are subject to vesting and 575,000 are fully vested. As of December 31, 2004, a total of  30,188 fully vested options remain outstanding under the Company's 1994 Stock Option Plan, which was terminated effective October 6, 1999.

Non-Employee Directors' Stock Option Plan

The 1999 Non-Employee Directors' Stock Option Plan ("Directors' Plan") provides for the automatic grant of an option to purchase 25,000 shares of Common Stock to non-employee directors upon their election or appointment to the Board, and subsequent annual grants also in the amount of 25,000 shares of Common Stock. The exercise price of the options is 85% of the fair market value of the Common Stock on the date of grant. The Directors' Plan is administered by the Board. Options granted under the Directors' Plan become exercisable in one of two ways: either in four equal annual installments, commencing on the first anniversary of the date of grant, or immediately but subject to the Company's right to repurchase, which repurchase right lapses in four equal annual installments, commencing on the first anniversary of the date of grant. To the extent that an option is not exercisable on the date that a director ceases to be a director of the Company, the unexercisable portion terminates. The Board has authorized up to an aggregate of 500,000 shares of Common Stock for issuance under the Directors' Plan. As of December 31, 2004, a total of 400,000 fully vested options have been granted and 225,000 remain outstanding under the Directors' Plan.

1999 Stock Bonus Incentive Plan

In October 1999, the Board adopted an Employee Stock Bonus Incentive Plan, which provides for the grant of bonus shares to any Company employee or consultant to recognize exceptional service and performance beyond the service recognized by the employee's salary or consultant's fee. The Board has authorized up to an aggregate of 1,000,000 shares of Common Stock for issuance as bonus awards under the Stock Bonus Plan. The Stock Bonus Plan is currently administered by the Board. Each grant of bonus shares is in an amount determined by the Board, up to a maximum of the participant's salary. The shares become exercisable according to a schedule to be established by the Board at the time of grant. As of December 31, 2004, no shares of Common Stock have been granted under the 1999 Stock Bonus Incentive Plan.

1999 Employee Stock Purchase Plan

The Company's 1999 Employee Stock Purchase Plan ("Purchase Plan") was adopted by the Board of Directors and approved by the shareholders in 1999. A total of 500,000 shares of Common Stock have been reserved for issuance under the Purchase Plan, none of which has yet been issued. The Purchase Plan permits eligible employees to purchase Common Stock at a discount through payroll deductions during offering periods of up to 27 months. Offering periods generally will begin on the first trading day of a calendar quarter. The initial offering period began on January 1, 2000. The price at which stock is purchased under the Purchase Plan will be equal to 85% of the fair market value of Common Stock on the first or last day of the offering period, whichever is lower. No shares have been issued under the Purchase Plan at December 31, 2004.

401(k) Savings Plan

The Company has a 401(k) Retirement Plan and Trust (the "401(k) Plan") which became effective as of January 1, 1989. Employees of the Company who have completed one-quarter year of service and have attained age 21 are eligible to participate in the 401(k) Plan. Subject to certain statutory limitations, a participant may elect to have his or her compensation reduced by up to 20% and have the Company contribute such amounts to the 401(k) Plan on his or her behalf ("Deferral Contributions"). The Company makes contributions in an amount equal to 25% of the participant's Deferral Contributions up to 6% of his/her compensation ("Employer Contributions"). Additionally, the Company may make such additional contributions, as it shall determine each year in its discretion. All Deferral and Employer Contributions made on behalf of a participant are allocated to his/her individual accounts and such participant is permitted to direct the investment of such accounts.

A participant is fully vested in the current value of that portion of his/her accounts attributable to Deferral Contributions. A participant's interest in that portion of his/her accounts attributable to Employer Contributions is generally fully vested after five years of employment. Distributions under the 401(k) Plan are made upon termination of employment, retirement, disability and death. In addition, participants may make withdrawals in the event of severe hardship or after the participant attains age fifty-nine and one-half. The 401(k) Plan is intended to qualify under Section 401 of the Internal Revenue Code of 1986, so that contributions made under the 401(k) Plan, and income earned on contributions, are not taxable to participants until withdrawal from the 401(k) Plan.

The Company's contributions to the 401(k) Plan on behalf of all employees in the year ended December 31, 2003 was approximately $18,000. The Company made no contributions in 2004.

Policy with Respect to $1 Million Deduction Limit

It is the Company's policy, where practical, to avail itself of all proper deductions under the Internal Revenue Code. Amendments to the Internal Revenue in 1993, limit, in certain circumstances, the deductibility of compensation in excess of $1 million paid to each of the five highest paid executives in one year. The total compensation of the executive officers did not exceed this deduction limitation in fiscal year 2004 or 2003.

Compensation of Directors

Directors who are also employees of the Company receive no fees for services provided in that capacity, but are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and its committees.

Non-Employee Director Compensation

Beginning January 22, 1999 through current date, non-employee directors were not separately compensated for their services on the Board although they continued to be reimbursed for their reasonable expenses associated with attending board and committee meetings.

On and after October 6, 1999, each non-employee director is eligible to receive an initial option to purchase 25,000 shares of Common Stock under the Company's 1999 Non-Employee Directors' Stock Option Plan upon their election or appointment to the Board. The exercise price is equal to 85% of the fair market value of the Common Stock on the date of grant. In addition, so long as the Plan is in effect and there are shares available for grant, each director in service on January 1 of each year (provided the director has served continuously for at least the preceding 30 days) is eligible to receive an option to purchase 25,000 shares of Common Stock at an exercise price equal to 85% of the fair market value of the Common Stock on the date of grant. Initial options as well as annual options granted under the Plan are subject to one or two schedules, either vesting over four years or vesting fully on the date of grant. In the latter event, the Common Stock acquired upon exercise of such options are subject to a right of repurchase in favor of the Company which lapses in four equal annual installments, beginning on the first anniversary of the date of grant.

COMPENSATION COMMITTEE REPORT OF THE BOARD OF DIRECTORS

The following Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist shareholders in understanding the Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers. The full Board acts as the Compensation Committee and is responsible for establishing and administering the Company's executive compensation program.

The Committee is responsible for reviewing the compensation and benefits for the Company's executive officers, as well as supervising and making recommendations to the Board on compensation matters generally. The Committee also administers the Company's stock option and purchase plans and makes grants to executive officers under the Company's 1999 Stock Option Plan.

Compensation Policies

The Board's compensation philosophy is to provide cash and equity incentives to the Company's executive officers and other employees to attract highly qualified personnel in order to maintain the Company's competitive position. The Board's compensation program goals are to: attract, retain and motivate qualified executive officers and employees who contribute to the Company's long-term success; align the compensation of executive officers with the Company's business objectives and performance; and align incentives for executive officers with the interests of shareholders in maximizing value.

Compensation Components

The compensation for executive officers generally consists of salary, stock option awards and an incentive compensation plan.

Base Salary

The salaries of each of the executive officers of the Company are generally based on salary levels of similarly sized companies. The Committee reviews generally available surveys and other published compensation data. The compensation of the executive officers, including the Chief Executive Officer, are generally reviewed annually by the Committee and/or the Board and adjusted on the basis of performance, the Company's results for the previous year and competitive conditions.

Bonuses

Certain executive officers are eligible for an annual bonus based on quarterly or annual performance metrics and other operational goals, under the Company's executive bonus plan.

Long-Term Incentives

Long term incentive awards are designed to develop and maintain strong management through share ownership and incentive based compensation. During 2004 the Company did not grant any awards under any of the long-term incentive plans.

Cash-Based Compensation

Key Employee Incentive Compensation Plan

The Company has an incentive compensation plan for certain key employees and its Chairman. The incentive compensation plan provides for annual bonus payments based upon achievement of certain corporate objectives as determined by the Company's Compensation Committee, subject to the approval of the Board of Directors. During 2004, the Company did not pay any bonus pursuant to the incentive compensation plan.

Compensation of Chief Executive Officer

The process of determining the compensation for the Company's Chief Executive Officer and the factors taken into consideration in such determination are generally the same as the process and factors used in determining the compensation of all of the executive officers of the Company. As of December 31, 2004, Mr. Brook's salary was $223,000. The Committee believes that Mr. Brooks' base salary and incentive compensation is within the range of compensation for Chief Executive Officers of other companies engaged in the medical scanner manufacturing industry and is consistent with the foregoing philosophy and objectives and reflect the scope and level of his responsibilities.

Tax Deductibility of Executive Compensation

Section 162(m) of the Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The Company may deduct such compensation only to the extent that during any fiscal year the compensation paid to any such individual does not exceed $1,000,000, unless compensation is performance-based and meets certain specified conditions (including shareholder approval). It is the Company's policy, where practical, to avail itself of all proper deductions under the Internal Revenue Code. The total compensation of the executive officers did not exceed this deduction limitation in fiscal year 2004 or 2003. Based on the Company's current compensation plans and policies and the transition rules of Section 162(m), the Company and the Board do not anticipate, for the near future, that the Company will lose any significant tax deduction for executive compensation.

Report on Repricing of Options

In connection with the financing agreements entered into with IMAGIN Diagnostic Centres, Inc. in May 2004, the Company agreed to exchange 917,068 outstanding options held by its employees for new options that are exercisable for the purchase of Common Stock at a price of $0.02 per share. Of the options repriced, 500,000 were held by Gary H. Brooks. The new options are subject to four year vesting in equal monthly installments. This re-pricing will require the Company to apply the variable accounting rules established in Interpretation No. 44 of the Financial Accounting Standards Board ("FIN 44") to these options and record changes in compensation based upon movements in the stock price.

The Company also agreed to reprice outstanding warrants held by Gary H. Brooks for the purchase of 3,500,000 shares of Common Stock at $0.02 per share. The Company recognized $350,000 in compensation expense in the twelve month period ended December 31, 2004, in accordance with the variable accounting rules established in FIN 44. The market value of the Company's Common Stock increased to $0.12 per share at December 31, 2004, resulting in an intrinsic value of $0.10 per share. The Company will record changes in compensation based upon movements in the stock price.

Ten-Year Option/SAR Repricings

The following table sets forth information regarding certain options held by the executive officers named below that have been repriced during the ten year period ended March 31, 2005.

Name and Principal Position	Date	Number of Securities Underlying Options/SARs Repriced or Amended (#)	Market Price of Stock at Time of Repricing or Amendment ($)	Exercise Price at Time of Repricing or Amendment ($)	New Exercise Price ($)	Length of Original Option Term Remaining at Date of Repricing or Amendment (In Years)
Gary H. Brooks (a)	5/04/04	3,000,000	$.02	$.30	$.02	5
Gary H. Brooks (a)	5/04/04	500,000	$.02	$.05	$.02	3
Gary H. Brooks	5/04/04	500,000	$.02	$.05	$.02	9

(a)	These items represent warrants which were originally issued to by Mr. Brooks, and were repriced as part of his compensation package.

THE COMPENSATION COMMITTEE

Sachio Okamura Patrick G. Rooney John E. McConnaughy

AUDIT COMMITTEE REPORT TO SHAREHOLDERS

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference therein.

July 20, 2005

The Company's Board of Directors, except for Gary H. Brooks, acts as the Company's Audit Committee (the "Committee"). The Board has adopted a written charter for the Committee that is attached as Appendix A to this proxy statement. This charter was amended and restated in May 2005 in response to new regulatory requirements, including the Sarbanes-Oxley Act and related rules and regulations proposed or issued by the SEC.

In accordance with its charter, the Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Committee is responsible for overseeing the Company's accounting and financial reporting processes and audits of the Company's financial statements. The Committee acts only in an oversight capacity and relies on the work and assurances of both management, which has primary responsibilities for the Company's financial statements and reports, as well as the independent auditors who are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

In discharging its duties, the Committee reviewed and discussed with management of the Company and Ham, Langston & Brezina, L.L.P., the independent auditing firm of the Company, the audited financial statements of the Company for the fiscal year ended December 31, 2004 ("Audited Financial Statements").

The Committee discussed with Ham, Langston & Brezina, L.L.P. the matters required by Codification of Statements on Auditing Standards No. 61, Communication with Audit Committees, as amended.

The Committee received and reviewed the written disclosures and the letter from Ham, Langston & Brezina, L.L.P. required by Independence Standards Board Standard No. 1, Independence with Audit Committees, and discussed with that firm its independence from the Company.

The Committee considered the compatibility of non-audit services with the auditors' independence and have discussed with the independent auditors their independence.

Based on the foregoing review and discussions and a review of the report of Ham, Langston & Brezina, L.L.P. with respect to the audited financial statements, and relying thereon, the Committee recommended to the Company's Board of Directors (and the Board approved) the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the SEC.

THE AUDIT COMMITTEE

Sachio Okamura Patrick G. Rooney John E. McConnaughy

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such executive officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received by it, or on written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that the following reports of Forms 3 and 4 were not timely filed: Gary H. Brooks filed late one Forms 4s reporting a total of three transactions; Sachio Okamura filed late two Form 4s reporting two transaction, Mario Silva filed late one Form 4, reporting one transaction, John McConnaughy filed late one Form 4 reporting one transaction, Patrick G. Rooney filed late one Form 4 reporting one transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with IMAGIN Diagnostic Centres, Inc.

Convertible Notes

In May 2004, the Company entered into a series of agreements with IMAGIN Diagnostic Centres, Inc. ("IMAGIN") pursuant to which IMAGIN agreed to provide over the next seven months an aggregate $2,000,000 of financing to the Company. If all the conversion rights are exercised, IMAGIN will control approximately 68% of the Company's Common Stock.

In the first stage of the financing, IMAGIN agreed to purchase from the Company 10% secured convertible promissory notes in the aggregate principal amount of $700,000. As of December 31, 2005, IMAGIN had purchased $700,000 of these notes. These notes are due and payable on May 21, 2006. The notes are initially convertible into new shares of Series C Preferred Stock that, in turn are convertible into an aggregate of 35,000,000 shares of the Company's Common Stock. No shares of Series C Preferred Stock are currently outstanding.

IMAGIN also agreed, in a second stage of the financing, to purchase additional secured convertible promissory notes in the aggregate principal amount of $1,300,000. IMAGIN agreed to purchase these notes over a six and a half month period, commencing July 15, 2004. As of February 28, 2005, IMAGIN has purchased $1,300,000 of these notes. These notes are due and payable on February, 2006. These notes are initially convertible into new shares of Series D Preferred Stock that, in turn is convertible into an aggregate of 52,000,000 shares of the Company's Common Stock. On  June 30, 2005, IMAGIN converted $575,000 principal amount of these notes into Series D Preferred Stock, which, in turn, IMAGIN converted into 23,000,000 shares of Company Common Stock. No shares of Series D Preferred Stock are currently outstanding.

Pursuant to the terms of the agreements, the Company granted to IMAGIN a security interest in all of its assets to secure payment of the convertible promissory notes. Full convertibility of the shares of Series C and Series D Preferred Stock into Common Stock requires an amendment to the Company's Articles of Incorporation which must be approved by the shareholders. This approval is being sought pursuant to Proposal 2. Imagin also purchased from Solaris Opportunity Fund, L.P. $1,000,000 face amount of the Company's 10% secured convertible promissory notes, which are initially convertible into new shares of Series E Preferred Stock, that, in turn, are convertible into an aggregate of 22,000,000 shares of the Company's Common Stock. Based upon the 53,185,803 shares of Common Stock outstanding as of the May 13, 2005 record date, if converted to Common Stock, IMAGIN would own 68.1% of the total outstanding shares of Common Stock. The Company paid a $200,000 fee to IMAGIN upon completion of the financing. See Proposal 2 for a description of the proposed amendment to the Company's Articles of Incorporation.

On April 11, 2005 IMAGIN entered into an agreement to sell such amount of the 10% secured convertible promissory notes of the Company to Cipher Holding Corp., which would ultimately be convertible into 64,000,000 shares of Company common stock. To the Company's knowledge, as of the date of this proxy statement this transaction has not closed. Patrick G. Rooney is the Chairman of Cipher Holding Corp.

Patrick G. Rooney, Chairman of the Board of the Company is the son of Patrick Rooney, Director of Corporate Development of IMAGIN Diagnostic Centres, Inc. Cynthia Jordon, the president of IMAGIN, is the wife of Patrick Rooney. Patrick G. Rooney and John E. McConnaughy, Jr were appointed to the Board of Directors of the Company in connection with the financing with IMAGIN.

Transactions with Solaris Opportunity Fund, L.P.

On February 28, 2005, the Company entered into a series of agreements with Solaris Opportunity Fund, L.P. pursuant to which Solaris agreed to purchase an aggregate of $1,000,000 face amount of the Company's 10% secured convertible promissory notes. As of March 17, 2005, Solaris has purchased $1,000,000 of these notes. Subsequently, Solaris sold these notes to Imagin. These notes are due and payable on March 6, 2007. The notes are initially convertible into new shares of Series E Preferred Stock that, in turn, are convertible into an aggregate of 22,000,000 shares of the Company's Common Stock.

Pursuant to the terms of the agreements, the Company granted to Solaris a security interest in all of its assets to secure payment of the convertible promissory notes. The security interest is subordinate to the security interest granted in the same collateral to IMAGIN Diagnotis Centres, Inc. Full convertibility of the shares of Series E into Common Stock will require an amendment to the Company's Articles of Incorporation which must be approved by the shareholders. See Proposal 2 for a description of the proposed amendment to the Company's Articles of Incorporation.

In June 2005, Solaris agreed to purchase additional secured convertible promissory notes in the aggregate principal amount of $400,000. The notes are due and payable on March 6, 2007. These notes are initially convertible into new shares of Series F Preferred Stock that, in turn, are convertible into an aggregate of 20,000,000 shares of Company Common Stock. Full convertibility of the shares of Series F into Common Stock will require an amendment to the Company's Articles of Incorporation which must be approved by the shareholders.

Patrick G. Rooney, Chairman of the Board of the Company, is the general partner of Solaris Opportunity Fund, L.P.

Options and Warrants

In connection with the financing, several agreements were reached involving option and warrants contracts for the purchase of Common Stock of the Company.

▪
The Company agreed to exchange 917,068 outstanding options held by its employees for new options that are exercisable for the purchase of Common Stock at a price of $0.02 per share. The new options issued to the employees are subject to four year vesting in equal monthly installments. This repricing requires the Company to apply the variable accounting rules established in Interpretation No. 44 of the Financial Accounting Standards Board ("FIN 44") to these options and record changes in compensation based upon movements in the stock price. The Company recognized $13,000 in compensation expense in 2004, in accordance with the variable accounting rules established in FIN 44. The market value of the company's Common Stock increased $0.12 per share at December 31, 2004, resulting in an intrinsic value of $0.10 per share.

▪
The Company agreed to reprice outstanding warrants currently held by Gary H. Brooks, its President & CEO, for the purchase of 3,500,000 shares of Common Stock at $0.02 per share. The Company recognized $350,000 in compensation expense in the twelve month period ended December 31, 2004, in accordance with the variable accounting rules established in FIN 44. The market value of the Company's Common Stock increased to $0.12 per share at December 31, 2004, resulting in an intrinsic value of $0.10 per share. The Company will record changes in compensation based upon movements in the stock price.

▪	The Company agreed to issue a new warrant to Gary H. Brooks for the purchase of 4,000,000 shares of Common Stock at $0.02 per share.

▪
The Company agreed to reprice outstanding warrants for the purchase of 9,150,000 shares of Common Stock. These warrants have been surrendered and new warrants will be issued to the same third party holders for the purchase of 4,575,000 shares of Common Stock at $0.02 per share. New warrants for the purchase of 4,575,000 shares of Common Stock at $0.02 per share (the remaining half of the surrendered warrants) will also be issued to IMAGIN.

Sale of Scanners

In connection with the financing, IMAGIN also agreed to purchase 10 PET scanners at a purchase price of $1,300,000 each. As a result of the regulatory difficulties encountered in connection with attempts to import and use scanners in Canada, the parties have since agreed to terminate IMAGIN's obligation to purchase these scanners.

Directors / Voting Agreement

In connection with the financing, on July 26, 2004, the Board of Directors of the Company amended the Company's bylaws to increase the number of authorized Directors of the Board to 5 directors and appointed as directors, Patrick G. Rooney, and John E. McConnaughy, to fill the vacancies created by the amendment to the bylaws. Pursuant to a Voting Agreement dated May 21, 2004, IMAGIN also agreed to vote all voting stock held by it in any election of directors in favor of Gary H. Brooks, Mario da Silva and Sachio Okamura. Messrs. Brooks, Okamura, Rooney and McConnaughy have been nominated for election to the Board at the Annual Meeting of Shareholders. See Proposal 1 for information regarding the directors nominated for election.

AUDITOR INDEPENDENCE

Fees to Independent Auditors for Fiscal 2003 and 2004

The following table shows the fees billed to the Company for the audit and other services provided by Ham, Langston & Brezina, L.L.P. for fiscal 2004 and 2003.
	Fiscal 2004	Fiscal 2003
Audit fees (1)	$39,312	$39,343
Audit-related fees	--	--
Tax fees (2)	$3,500	$3,500
All other fees	$500	--

1)
Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

2)	For fiscal 2004 and 2003, respectively, tax fees principally included tax compliance fees of $3,500 and $3,500.

All audit related services, tax services and other services are and were pre-approved by the Company's Board of Directors, which concluded that the provision of such services by Ham, Langston & Brezina, L.L.P. was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

PROPOSAL NO. 2
APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT AND TO MAINTAIN THE NUMBER OF AUTHORIZED
SHARES OF COMMON STOCK

General

The Board of Directors has authorized and recommends for your approval an amendment and restatement to our Articles of Incorporation which would effect a reverse stock split of our Common Stock. If the reverse stock split is approved by the stockholders, each one hundred shares of Common Stock will be converted automatically into one share of Common Stock. To avoid the existence of fractional shares of Common Stock, fractional shares will be rounded to the nearest integer. For those shareholders with less than fifty shares of Common Stock prior to the reverse stock-split, the resulting fractional shares will be cancelled. The effective date of the reverse stock split will be the date our Amended and Restated Articles of Incorporation are filed with the Secretary of State of the State of Texas, which is anticipated to be as soon as practicable on or following the date of the Meeting. PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONAL EQUITY INTERESTS IN POSITRON, EXCEPT AS MAY RESULT FROM ROUNDING OR FROM THE CANCELLATION OF FRACTIONAL SHARES.

In addition to effecting a reverse stock split, the Amended and Restated Articles of Incorporation will not decrease the number of authorized shares of Common Stock from its current amount. As a result, if the amendment is approved by our shareholders, we will proportionately have a larger number of authorized shares of Common Stock.

We have decided to restate our Articles of Incorporation in full, rather than merely amend them, in order to simplify their organization. The only changes to the Articles of Incorporation are set forth in detail in this Proposal and restating the Articles of Incorporation will have no other effect on the shareholders other than those described in this Proposal. Our proposed Amended and Restated Articles of Incorporation are attached hereto as Appendix C.

Purpose and Material Effects of Proposed Amended and Restated Articles of Incorporation

The purpose and material effects of the proposal to amend and restate our Articles of Incorporation can be grouped into two distinct general areas. First, the purpose and effect of the amendment related to the reverse stock split. Second, the purpose and effect of the amendment related to maintaining the number of authorized shares of Common Stock in a manner that is not proportional to the rate of the reverse stock split.

The Reverse Stock Split

The reverse stock split is being proposed for several reasons. First, to reduce the number of stockholders, in order to reduce our costs. Second, to increase the market price of the Common Stock. And third to position the stock to appreciate in a more regular manner.

Continuing to maintain accounts for all of the stockholders, including costs associated with required stockholder mailings, will cost Positron thousands of dollars each year. The reverse stock split will reduce the number of stockholders with small accounts and result in cost savings for Positron.

It is our belief that stock which is valued at less than $1.00/share has typically traded in much more irregular patterns than stock which is valued at a higher amount. This reverse stock split is an effort to bring our stock price in line with other successful companies and to allow for more regular stock appreciation.

The effect of the reverse stock split upon the market price for the Common Stock cannot be predicted, and the history of similar stock split combinations for companies in circumstances similar to Positron is varied. There can be no assurance that the market price per share of the Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of the Common Stock may also be based on our performance and other factors (including, without limitation, general investor sentiment, the performance of the major stock market indexes, and general economic indicators), some of which may be unrelated to the number of shares outstanding.

The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional share. In lieu of issuing fractional shares, fractional shares of Common Stock will be cancelled.

If the shareholders approve the Amended and Restated Articles of Incorporation, and as a result, the reverse stock split, the principal effects relating to the reverse stock split will be:

▪	The number of shares of Common Stock issued and outstanding as of the effective date of the reverse stock split will be reduced by approximately ninety-nine percent,

▪
All outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock will enable such holders to purchase, upon exercise of their options, one-hundredth of the number of shares of Common Stock which such holders would have been able to purchase upon exercise of their options immediately preceding the reverse split at an exercise price equal to one hundred times the exercise price specified before the reverse split, resulting in the same aggregate price being required to be paid therefore upon exercise thereof immediately preceding the reverse split,

▪	The number of shares reserved for issuance in each of our stock option plans will be reduced to one-hundredth of the number of shares currently included in each such plan, and

▪
The number of shares issuable upon conversion of our Series A, Series C, Series D, Series E and Series F Preferred Stock will be reduced to one-hundredth of the number of shares currently issuable upon such shares conversion.

▪
Each shareholder will own a smaller number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by 100)

Because the reverse split will not affect the par value of our Common Stock, on the effective date of the reverse split, the stated capital on our balance sheet attributable to the Common Stock will be reduced to up to one-hundredth of its present amount, and the additional paid-in capital shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The Common Stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. It is our intention to continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Stockholders should recognize that if the reverse stock split is effected they will own a smaller number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by 100). While we expect that the reverse split will result in an increase in the market price of our Common Stock, there can be no assurance that the reverse stock split will increase the market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in the market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse stock split. Furthermore, the possibility exists that liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse stock split will likely increase the number of stockholders of Positron who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse stock split will achieve the desired results that have been outlined above

The Maintenance in Our Number of Shares of Common Stock Authorized

The principal purposes of maintaining the number of shares of Common Stock authorized by the proposed Amended and Restated Articles of Incorporation is to ensure sufficient shares of Common Stock are available for issuance upon conversion of all outstanding shares of preferred stock, warrants and options and to provide for the availability of sufficient shares of Common Stock for future financing transactions.

Under Texas law, we may only issue shares of Common Stock to the extent such shares have been authorized for issuance under our Articles of Incorporation. Our Articles of Incorporation currently authorize the issuance of up to 100,000,000 shares of Common Stock. However, as of June 30, 2005, 76,385,202 shares of Common Stock were issued and outstanding and (a) 1,639,788 shares were reserved for issuance upon conversion of the Series A Preferred Stock; (b) 18,150,000 shares were for issuance upon exercise of outstanding warrants; and (c) an aggregate of 1,722,272 shares were reserved for issuance under our 1999 Stock Option Plan, 1999 Non-Employee Directors' Stock Option Plan, 1999 Stock Bonus Incentive Plan and 1999 Employee Stock Purchase Plan. In addition, our outstanding convertible debt is convertible into a maximum of 840,000 shares of Series C Preferred Stock, 725,000 shares of Series D Preferred Stock, 1,000,000 shares of Series E Preferred Stock and 400,000 shares of Series F Preferred Stock which, subject to shareholder approval, is in turn currently convertible into 113,000,000 shares of Common Stock (assuming payment of interest and dividends in additional shares of stock).

In order to ensure sufficient shares of Common Stock will be available for issuance, prior to effecting the proposed reverse stock split, we would need to increase the number of shares of Common Stock authorized for issuance from 100,000,000 to approximately 200,000,000 shares. If we reduced the number of authorized shares of Common Stock proportionally to the ratio being contemplated in the reverse stock split, we would only have the ability to issue 1,000,000 shares. This amount would not be sufficient to ensure the ability to issue the shares upon full conversion of our preferred stock, options and warrants. As a result, our proposed Amended and Restated Articles of Incorporation maintains the amount of Common Stock authorized, despite the occurrence of the reverse stock split, partly to ensure that we have sufficient shares of Common Stock available.

By effecting a reverse stock split and by maintaining the same number of shares of authorized Common Stock, the proposed Amended and Restated Articles of Incorporation will have the same effect as increasing the number of shares of authorized Common Stock. These additional shares of Common Stock will be available for issuance upon conversion of shares of preferred stock, upon issuance of shares under our stock option plans and outstanding warrants, and in the event the Board of Directors determines it is necessary or appropriate to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, or for other corporate purposes.

The availability of additional shares of Common Stock is important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking shareholder approval in connection with the contemplated issuance of Common Stock. If the Amended and Restated Articles of Incorporation are approved by the shareholders, the Board does not intend to solicit further shareholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law. The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment and restatement of our Articles of Incorporation to effectively increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

The additional shares of Common Stock to be authorized pursuant to the proposed Amended and Restated Articles of Incorporation will have a par value of $.01 per share and be of the same class of Common Stock as is currently authorized under our Articles of Incorporation. We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of our Common Stock except in connection with its stock option plans.

If the shareholders approve the Amended and Restated Articles of Incorporation, and as a result, maintain the same number of authorized shares of Common Stock, the principal effects related to this will be:

▪
IMAGIN will have the ability to acquire approximately 80.1% of the Company's outstanding shares of Common Stock, as a result of the conversion rights of the Series C, and Series D Preferred Stock, and based upon the 76,385,202 shares of Common Stock outstanding as of the June 30, 2005 record date. As a result, if the shareholders approve the Amended and Restated Articles of Incorporation IMAGIN will be able to control the Company. IMAGIN is a private company headquartered in Ontario, Canada. IMAGIN is in the business of owning, operating and developing medical scanning centers in Canada. Patrick G. Rooney, Chairman of the Board of the Company, is the son of Patrick Rooney, Director of Corporate Development of IMAGIN Diagnostic Centres, Inc.

▪
Although the relative increase in authorized shares of Common Stock will not have any immediate effect on the rights of existing shareholders, the Board will have the authority to issue authorized Common Stock without requiring future shareholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The holders of Common Stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

▪
The relative increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

Reasons for the Amendment to our Articles of Incorporation

The Board of Directors recommends that the shareholders approve the Amended and Restated Articles of Incorporation described herein for the following reasons. These reasons are in addition to those set forth above under the section entitled "Purpose and Material Effects of the Proposed Amended and Restated Articles of Incorporation."

The number of shares of Common Stock issuable upon conversion of all our Preferred Stock increased dramatically from approximately 1.6 million to approximately 110 million due to our recent transactions with IMAGIN and Solaris. We believe that number is too large for a company of our size and expected financial performance. We believe that the number of shares of our Common Stock our shares of preferred stock are convertible into after the reverse stock split (expected to be approximately 1.1 million) is more appropriate and would better position us for future stock price appreciation.

We believe that the reverse stock split should also increase the near-term per share market price of our Common Stock. We expect the effect of the reverse stock split to increase the per share market price of our Common Stock by a multiple of one hundred discounted by some amount. There can be no assurance, however, that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split, if at all. The desire for a near-term increase in the market price of our Common Stock is not one of our primary motivations for proposing the reverse stock split. Rather, our Board of Directors focused on cost savings and establishing an appropriately-sized outstanding share base for long-term, sustainable stock price appreciation.

Procedure for Effecting the Reverse Split and Exchange of Stock Certificates

If the Amended and Restated Articles of Incorporation are approved by our shareholders, we will promptly file the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Texas. The Amended and Restated Articles of Incorporation will reclassify and convert the Common Stock into new shares of Common Stock, on the basis of one share of Common Stock for each one hundred outstanding shares of Common Stock, and will reduce the Common Stock authorized for issuance to an amount equal to 2,500,000 shares of Common Stock. The reverse stock split will become effective on the date of filing of the Amended and Restated Articles of Incorporation, which we will refer to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

As soon as practicable after the effective date, stockholders will be notified that the reverse split has been effected. Our transfer agent, Continental Stock Transfer and Trust Company, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders that hold shares in a brokerage account will not have to take any action as the brokers adjust the share numbers at the effective date automatically. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

Fractional Shares

As previously noted, we will not issue fractional certificates for post- reverse split shares in connection with the reverse split. Instead, fractional shares will be rounded to the nearest whole integer. Fractional shares, after the reverse stock split, of less than ½ share, will be cancelled. The Board of Directors determined to cancel these fractional shares due to the low price of the Common Stock weighed against the cost of issuing a de minimis amount of cash in lieu of fractional shares.

No Dissenter's Rights

Under the Texas Business Corporation Act, our stockholders are not entitled to dissenter's rights with respect to the proposal approval of our Amended and Restated Articles of Incorporation to effect the reverse stock split and the reduction in the number of authorized shares of Common Stock and we will not independently provide our stockholders with any such right.

Federal Income Tax Consequences of the Reverse Split

The following is a summary of important tax considerations of the reverse split. It addresses only stockholders who hold the pre-reverse split shares and post-reverse split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-reverse split shares as part of a straddle, hedge, or conversion transaction, stockholders who hold the pre-reverse split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-reverse split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split. Each stockholder is advised to consult his or her tax advisor as to his or her own situation.

The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the reverse split qualifies as a reorganization, because no cash or other consideration would be paid to our stockholders in lieu of fractional shares or otherwise in connection with the reverse stock split, a stockholder will not recognize gain or loss on the reverse stock split. The aggregate tax basis of the post-reverse split shares received will be equal to the aggregate tax basis of the pre-reverse split shares exchanged therefore, and the holding period of the post-reverse split shares received will include the holding period of the pre-reverse split shares exchanged.

No gain or loss will be recognized by Positron as a result of the reverse stock split.

Vote Required and Board of Director's Recommendation

Approval of this proposal requires both the affirmative vote of two-thirds of the issued and outstanding shares of Common Stock and Series A Preferred Stock voting together as a class and the affirmative vote of two-thirds of the issued and outstanding shares of Common Stock voting as a class. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

Each share of Common Stock shall be entitled to one vote. Each share of Series A Preferred Stock shall be entitled to that number of votes equal to the number of shares of Common Stock (including fractional shares) into which such shares of Series A Preferred Stock are convertible. As a result, each share of Series A Preferred Stock will be entitled to 3.214 votes. The effect of an abstention is the same as that of a vote against the proposal

The Board of Directors unanimously recommends that the shareholder vote FOR approval of the Amendment and Restatement of our articles of incorporation to effect the reverse stock split and to maintain the number of authorized shares of Common Stock at 100,000,000 shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION, AND AS A RESULT, AN APPROVAL OF THE REVERSE STOCK SPLIT AND THE MAINTAINING OF THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected Ham, Langston & Brezina, L.L.P., independent auditors, to audit the financial statements of the Company for the year ended December 31, 2005. Ham, Langston & Brezina, L.L.P. has audited the Company's financial statements since fiscal 1997. Representatives of Ham, Langston & Brezina, L.L.P. are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from shareholders.

The affirmative vote of the holders of a majority of the shares of Common Stock and Series A Preferred Stock voting in person or by proxy on this proposal is required to ratify the appointment of the independent auditors.

Each share of Common Stock shall be entitled to one vote. Each share of Series A Preferred Stock shall be entitled to that number of Shares of Common Stock (including fractional shares) into which such shares of Series A Preferred Stock are convertible. As a result, each share of Series A Preferred Stock will be entitled to 3.214 votes.

Shareholder ratification of the selection of Ham, Langston & Brezina, L.L.P. is not required by the Company's bylaws or other applicable legal requirements. However, the Audit Committee is submitting the selection to the shareholders for ratification as a matter of good corporate practice. In the event the shareholders fail to ratify the appointment, it will be considered as a direction to the Audit Committee to select another independent accounting firm. It is understood that even if the selection is ratified, the Audit Committee at its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its shareholders.

THE AUDIT COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

AVAILABILITY OF 10-KSB REPORT

THE COMPANY FILED ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 WITH THE SECURITIES EXCHANGE COMMISSION ON MARCH 31, 2005. A COPY OF THE REPORT, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES, AND A LIST DESCRIBING ANY EXHIBITS NOT CONTAINED THEREIN, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER. THE EXHIBITS ARE AVAILABLE UPON PAYMENT OF CHARGES WHICH APPROXIMATE THE COMPANY'S COST OF REPRODUCTION OF THE EXHIBITS. REQUESTS FOR COPIES OF THE REPORT SHOULD BE SENT TO THE OFFICE OF THE CORPORATE SECRETARY AT THE MAILING ADDRESS OF THE COMPANY LISTED ON PAGE ONE OF THIS PROXY STATEMENT.

OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

For the Board of Directors

Gary H. Brooks Secretary

Dated: July 25, 2005

[Positron Logo]

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS AUGUST 24, 2005

This Proxy is solicited on Behalf of the Board of Directors

Gary H. Brooks and Patrick G. Rooney, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned with all powers which the undersigned would possess if personally present, to vote the securities of the undersigned at the annual meeting of shareholders of Positron Corporation to be held on August 24, 2005, at 10:00 A.M., local time, at the Company's headquarters, 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR PROPOSAL ONE :

1.	To elect five (5) directors to hold office for a term ending in 2006 and until their successors are elected.

[_] FOR all nominees listed below (except as marked below)

[_] WITHHOLD AUTHORITY to vote for all nominees listed below

Gary H. Brooks

Sachio Okamura

Patrick G. Rooney

John E. McConnaughy

Dr. Anthony C. Nicholls

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE THAT NOMINEE'S NAME FROM THE LIST ABOVE.

POSITRON'S AUDIT COMMITTEE RECOMMENDS AN AFFIRMATIVE VOTE FOR PROPOSAL TWO:

2.	To approve a proposed amendment and restatement of the Company's Articles of Incorporation to effect a 100 to 1 reverse stock split and to maintain the number of shares of Common Stock authorized at 100,000,000.

	[_] FOR	[_] AGAINST	[_] ABSTAIN

POSITRON'S BOARD OF DIRECTORS COMMITTEE RECOMMENDS AN AFFIRMATIVE VOTE FOR PROPOSAL THREE:

3.	To ratify the appointment of Ham, Langston & Brezina, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 2005.

	[_] FOR	[_] AGAINST	[_] ABSTAIN

The undersigned hereby acknowledges receipt of (a) Notice of Annual Meeting of Shareholders to be held August 24, 2005, (b) the accompanying Proxy Statement, and (c) the annual report of the Company for the year ended December 31, 2004. If no specification is made, this proxy will be voted FOR proposals one, two and three.

Date: _____________________, 2005

Please sign exactly as signature appears on this proxy card. Executors, administrators, traders, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.

_____________________________________

_____________________________________

APPENDIX A

POSITRON CORPORATION

AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

I.	PURPOSE

The function of the Audit Committee of the Board of Directors of Positron Corporation is to provide assistance to Positron directors in their oversight of: (a) the integrity of Positron's financial statements; (b) the accounting and financial reporting processes and the audits of Positron's financial statements; (c) Positron's compliance with legal and regulatory requirements; (d) the independent auditors' qualifications and independence; and (e) the performance of Positron's internal audit function and independent auditors. In doing so, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the management of Positron.

II.	MEMBERSHIP AND ORGANIZATION

The Audit Committee is a committee of the Board of Directors. The Audit Committee shall be composed of at least one Director determined by the Board of Directors to meet the independence and financial literacy requirements of the NASDAQ Stock Market, Inc. ("NASDAQ") and/or such additional members as is required by any applicable law. Appointment to the Committee and the designation of Committee members as "financial experts" shall be made on an annual basis by the full Board.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

III.	RESPONSIBILITIES

In furtherance of its purpose, the Audit Committee shall have the following authority and responsibilities:

▪
Be solely responsible for the appointment, compensation, evaluation, retention and oversight of the work of independent auditors engaged (including the resolution of any disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Positron. The independent auditors shall report directly to the Audit Committee, as representatives of the shareholders of Positron.

▪	Review and reassess the adequacy of the Committee's charter at least annually and recommend any proposed changes to the Board for approval.

▪
Review the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the disclosure in Management's Discussion and Analysis of Financial Condition and Results of Operations, and major issues regarding accounting principles and disclosures.

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▪	Obtain and review a formal written statement from the independent auditors describing all relationship or services that may impact the objectivity and independence of the independent auditors.

▪
Obtain written confirmation on at least an annual basis from the independent auditors assuring the auditors' independence; discuss such reports with the independent auditors, and if so determined by the Audit Committee, take appropriate action to satisfy itself of the independence of the independent auditors.

▪
Review with the independent auditors the auditors' judgments about the quality, not just the acceptability, of Positron's accounting principles and underlying estimates, and such matters as are required to be discussed with the Committee under generally accepted accounting standards.

▪
Pre-approve all audit and non-audit engagements or services (with exceptions provided for de minimus amounts under certain circumstances as described by law) to be provided by the independent auditors. The Committee may delegate to one or more Committee members the authority to pre-approve non-audit services between regularly scheduled meetings provided that such approval is reported to the full Committee at the next Committee meeting.

▪
Review and discuss with the independent auditors: (a) audit plans and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent auditors' procedures with respect to interim periods.

▪
Review and discuss reports from the independent auditors on (a) all critical accounting policies and practices used by Positron, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and management.

▪
Obtain from the independent auditors assurance that it will inform the Committee concerning any information indicating that an illegal act has or may have occurred that could have a material effect on Positron's financial statements, and assure that such information has been conveyed to the Committee, in accordance with Section 10A of the Private Securities Litigation Reform Act of 1995.

▪
Obtain and review a report from the independent auditors describing (a) the auditing firm's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities (including the Public Company Accounting Oversight Board), within the preceding five years, respecting one or more independent audits carried out by the firm, and (c) any steps taken to deal with such issues.

▪
Review with management and the independent auditors: (a) the effectiveness of Positron's internal control over financial reporting (including any material weaknesses and material changes in internal control over financial reporting reported to the Committee by the independent auditors or management); (b) Positron's internal audit procedures; and (c) the effectiveness of Positron's disclosure controls and procedures and management reports thereon.

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▪	Review separately with management, the internal accounting department and the independent auditors at the completion of the annual examination:

-	The Company's annual financial statements and related footnotes.

-	The independent auditors' audit of the financial statements and its report thereon.

-	Any significant changes required in the independent auditors' audit plan.

-	Any serious difficulties or disputes with management encountered during the course of the audit, including management's response thereto.

-	Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

▪	Discuss with management and the independent auditors, quarterly earnings press releases, including the interim financial information and earnings guidance provided to analysts and rating agencies.

▪	Prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in Positron's annual proxy statement.

▪	Establish procedures for the receipt, retention, and treatment of complaints received by Positron regarding accounting, internal accounting controls, or auditing matters.

▪	Establish procedures for the confidential, anonymous submission by employees of Positron of concerns regarding questionable accounting or auditing matters.

▪	Establish policies for the hiring of employees and former employees of the independent auditors.

▪	Review and pre-approve all related-party transactions (as defined in Item 404 of Regulation S-K).

▪	Engage in an annual self-assessment with the goal of continuing improvement.

IV.	MEETINGS

▪
The Committee shall hold regular meetings on such days as it shall determine. Other meetings of the Committee will be held at the request of the Chair of the Committee or any two other Committee members. The Audit Committee shall meet in executive session with the independent auditors and management periodically. Minutes shall be regularly kept of Committee proceedings, by a person appointed by the Committee to do so.

▪
Prior to each regularly scheduled meeting, the Committee will receive a prepared agenda for the meeting. Other topics for discussion may be introduced at the meeting at the request of any Committee member.

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▪	Such corporate officers and other employees of Positron as the Committee may regularly from time-to-time designate, shall attend the meetings.

▪	The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

▪	The Chairman of the Audit Committee shall report on Audit Committee activities to the Board of Directors after each Committee meeting.

V.	ADVISORS

▪
The Audit Committee shall have the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties. The Audit Committee shall have sole authority to approve related fees and retention terms for its advisors, and funding for payment of such fees and reimbursement of ordinary administrative expenses that are necessary or appropriate in carrying out its duties.

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APPENDIX B

COMPENSATION COMMITTEE CHARTER

I.	PURPOSE

The function of the Compensation Committee of the Board of Directors of Positron Corporation is to assist the Board of Directors in fulfilling its oversight responsibilities relating to executive compensation.

II.	MEMBERSHIP AND ORGANIZATION

▪
The Committee shall be composed of such number of directors as may be appointed by the Board, but in no event less than two members. Subject to exceptions set forth in the Marketplace Rules and, unless otherwise required by applicable law, at least one Committee member shall be "independent" as such term is defined under Rule 4200(a)(15) of the Marketplace Rules contained in the National Association of Securities Dealers Manual. Unless a Chair is elected by the Board of Directors, the members of the Committee will designate a Chair by majority vote of the full Committee membership.

▪
The Board shall appoint the members of the Committee to serve until their successors have been duly designated. Members of the Committee may be removed by the Board of Directors for any reason and at any time.

▪	Vacancies on the Committee shall be filled by vote of the Board of Directors.

III.	RESPONSIBILITIES

In furtherance of its purpose, the Compensation Committee shall have the following authority and responsibilities:

▪
Supervise the administration of Positron's employee stock option plans, employee stock purchase plan, and provide disinterested administration of any employee benefit plans in which Section 16 Insiders are eligible to participate.

▪	Prepare the report of the Committee required by the rules of the Securities Exchange Commission to be included in Positron's annual proxy statement.

▪
Review and approve on an annual basis the corporate goals and objectives with respect to compensation for the chief executive officer. The Committee shall evaluate at least once a year the chief executive officer's performance in light of these established goals and objectives and based upon these evaluations shall set the chief executive officer's annual compensation, including salary, bonus, incentive and equity compensation.

▪
Consider Positron's performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to Positron's chief executive officer in past years in setting long term incentive compensation for Positron's chief executive officer.

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▪
Review and approve on an annual basis the evaluation process and compensation structure for Positron's Section 16 Insiders. The Committee shall evaluate the performance of Positron's Section 16 Insiders and shall approve the annual compensation, including salary, bonus, incentive and equity compensation, for such Section 16 Insiders. The Committee shall also provide oversight of management's decisions concerning the performance and compensation of other Positron officers.

▪	Review and approve the proposed compensation and terms of employment of persons proposed to be hired as executive officers.

▪	Engage in annual self-assessment with the goal of continuing improvement.

▪	Review and assess the adequacy of the Committee's charter at least annually and recommend any proposed changes to the Board of Directors for approval.

For purposes of this Charter, the term "Section 16 Insiders" shall mean an Positron officer or director subject to the short-swing profit liabilities of Section 16 of the Securities Exchange Act of 1934, as amended.

IV.	MEETINGS

▪
The Committee shall hold regular meetings on such days as it shall determine. Other meetings of the Committee will be held at the request of the Chair of the Committee or any two other Committee members. The Committee shall meet in executive session periodically. Minutes shall be regularly kept of Committee proceedings, by a person appointed by the Committee to do so.

▪
Prior to each regularly scheduled meeting, the Committee will receive a prepared agenda for the meeting. Other topics for discussion may be introduced at the meeting at the request of any Committee member.

▪
Such corporate officers and other employees of Positron, as the Committee may regularly from time-to-time designate, shall attend the meetings. However, the chief executive officer may not be present during the voting for approval of proposed compensation arrangements for the chief executive officer.

▪	The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

▪	The Chair of the Committee shall report on Compensation Committee activities to the Board after each Committee meeting.

V.	ADVISORS

▪
The Committee shall have authority to engage such compensation consultants, outside counsel and other advisors, as it determines necessary to carry out its duties. The Committee shall have sole authority to approve related fees and retention terms for its advisors, and funding for payment of such fees and reimbursement of ordinary administrations expenses that are necessary or appropriate in carrying out its duties.

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APPENDIX C

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

POSITRON CORPORATION

ARTICLE I.

The name of the corporation is Positron Corporation.

ARTICLE II.

The period of its duration is perpetual.

ARTICLE III.

The purpose for which the corporation is organized is to transact any lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

ARTICLE IV.

The total number of shares of all classes of stock that the corporation shall be authorized to issue is 110,000,000 shares, of which 10,000,000 shares of the par value of $1.00 per share shall be a class designated as Preferred Stock (“Preferred Stock”) of which 5,450,000 shares have been designated as Series A preferred Stock, 840,000 shares have been designated as Series C Preferred Stock and 1,560,000 shares have been designated as Series D Preferred Stock; and 100,000,000 shares of the par value of $.01 per share shall be designated Common Stock (“Common Stock”).

Simultaneously with the effective date of this Amended and Restated Articles of Incorporation (the "Effective Date'), all issued and outstanding shares of Common Stock ("Existing Common Stock") shall be and hereby are automatically combined and reclassified as follows: each 100 shares of Existing Common Stock shall be combined and reclassified (the 'Reverse Split") as one share of issued and outstanding Common Stock ("New Common Stock"), provided that there shall be no fractional shares of New Common Stock. In the case of any holder of fewer than 100 shares of Existing Common Stock or any number of shares of Existing Common Stock which, when divided by 100, does not result in a whole number (a "Fractional Share Holder"), the fractional share interest of New Common Stock held by such Fractional Share Holder as a result of the Reverse split shall be rounded to the nearest integer. Each fractional share interest of New Common Stock held by a Fractional Share Holder, which is less than ½ of a share of New Common Stock, and as a result is rounded to zero, shall be cancelled.

The Corporation shall, through its transfer agent, provide certificates representing New Common Stock to holders of Existing Common Stock in exchange for certificates representing Existing Common Stock. From and after the Effective Date, certificates representing shares of Existing Common Stock are hereby canceled and shall represent only the right of the holders thereof to receive New Common Stock to the extent provided herein.

From and after the Effective Date, the term "New Common Stock" as used in this Article FOUR shall mean Common Stock as provided in the Amended and Restated Articles of Incorporation.

A description of the respective classes of stock and a statement of the designations, preferences, limitations and relative rights of such classes of stock and the limitations on or denial of the voting rights of the shares of such classes of stock are as follows:

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A. PREFERRED STOCK

1. Issuance in Series. The Preferred Stock may be divided into and issued in one or more series. The board of directors is hereby vested with authority from time to time to establish and designate such series, and within the limitations prescribed by law or set forth herein, to fix and determine the relative rights and preferences of the shares of any series so established but all shares of Preferred Stock shall be identical except as to the following relative rights and preferences as to which there may be variations between different series: (a) the rate of dividend and the terms and conditions including the relative rights of priority, if any, of payment of dividends; (b) the price at and the terms and conditions including the relative rights of priority, if any, on which shares may be redeemed; (c) the amount payable including the relative rights of priority, if any, upon shares in event of involuntary liquidation; (d) the amount payable including the relative rights of priority, if any, upon shares in event of voluntary liquidation; (e) sinking fund provisions for the redemption or purchase of shares; (f) the terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion; (g) the nature of any dividends, whether cumulative, noncumulative or otherwise; (h) the repurchase obligations including the relative rights of priority, if any, of the corporation with respect to such shares; and (i) voting rights. The board of directors shall exercise such authority by the adoption of a resolution or resolutions as prescribed by law. Attached hereto as Exhibit A is the Certificate of Designation for the Series A Preferred Stock. Attached hereto as Exhibit B is the Certification of Designation for the Series C Preferred Stock. Attached hereto as Exhibit C is the Certification of Designation for the Series D Preferred Stock.

2. Dividends. The holders of each series of Preferred Stock at the time outstanding shall be entitled to receive, when and as declared to be payable by the board of directors, out of any funds legally available for the payment thereof, dividends subject to the terms and conditions including the relative rights of priority, if any, and at the rate theretofore fixed by the board of directors for such series of Preferred Stock that have theretofore been established, and no more, payable quarterly on the first days of January, April, July and October in each year.

3. Preferences on Liquidation. In the event of any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the holders of each series of the then outstanding Preferred Stock shall be entitled to receive the amount fixed for such purpose and subject to the terms and conditions including the relative rights of priority, if any, set forth in the resolution or resolutions of the board of directors establishing the respective series of Preferred Stock that might then be outstanding together with a sum equal to the amount of all accumulated and unpaid dividends thereon at the dividend rate fixed therefor in the aforesaid resolution or resolutions. After such payment to such holders of Preferred Stock, the remaining assets and funds of the corporation shall be distributed pro rata among the holders of the Common Stock. A consolidation, merger or reorganization of the corporation with any other corporation or corporations or a sale of all or substantially all of the assets of the corporation shall be considered a dissolution, liquidation or winding up of the corporation within the meaning of these provisions.

B. COMMON STOCK

1. Dividends. Subject to all the rights of the Preferred Stock or any series thereof, and on the conditions set forth in Part A of this Article IV or to any resolution of the board of directors providing for the issuance of any series of Preferred Stock, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the board of directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise.

2. Voting Rights. Each holder of Common Stock shall be entitled to one vote for each share held.

C. PROVISIONS APPLICABLE TO ALL CLASSES

1. No Preemptive Rights. No holder of securities of the corporation shall be entitled as a matter of right, preemptive or otherwise, to subscribe for or purchase any securities of the corporation now or hereafter authorized to be issued, or securities held in the treasury of the corporation, Whether issued or sold for cash or other consideration or as a dividend or otherwise. Any such securities may be issued or disposed of by the board of directors to such persons and on such terms as in its discretion it shall deem advisable.

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2. Cumulative Voting. No shareholder of the corporation shall have the right of cumulative voting at any election of directors or upon any other matter.

3. Authority to Purchase own Shares. The corporation shall have the authority to purchase, directly or indirectly, its own shares to the extent of the aggregate of unrestricted capital surplus available therefor and unrestricted reduction surplus available therefor."

ARTICLE V.

The corporation will not commence business until it has received for the issuance of its shares consideration of the value of not less than One Thousand Dollars ($1,000.00) consisting of money, labor done or property actually received.

ARTICLE VI.

The street address of the corporation’s initial registered office is 1304 Langham Creek Drive, Suite 300, Houston, TX 77084, and the name of its registered agent at such address is Gary H. Brooks.

ARTICLE VII.

The number of directors constituting the Board of Directors is five, and the names and addresses of the persons who are directors until the next annual meeting of the shareholders or until their successors are elected and qualified are:

Name	Address
Gary H. Brooks	1304 Langham Creek Drive, Suite 300, Houston, Texas 77084
Sachio Okamura	1304 Langham Creek Drive, Suite 300, Houston, Texas 77084
Patrick G. Rooney	1304 Langham Creek Drive, Suite 300, Houston, Texas 77084
John E. McConnaughy, Jr.	1304 Langham Creek Drive, Suite 300, Houston, Texas 77084
Dr. Anthony Nicholls	1304 Langham Creek Drive, Suite 300, Houston, Texas 77084

ARTICLE VIII

No contract or other transaction between the corporation and any other person (as used herein the term “person” means an individual, firm, trust, partnership, association, corporation, or other entity) shall be affected or invalidated by the fact that any director of the corporation is interested in or is a member, director, or an officer of, such other person, and any director may be a party to or may be interested in any contract or transaction of the corporation or in which the corporation is interested; and no contract, act or transaction of the corporation with any person shall be affected or invalidated by the fact that any director of the corporation is a party to, or interested in, such contract, act or transaction, or in any way connected with such person. Each and every person who may become a director of the corporation is hereby relieved from any liability that might otherwise exist from contracting with the corporation for the benefit of himself or any person in which he may in any way be interested, provided that the fact of such interest shall have been disclosed to, or shall be known by, the other directors or the shareholders of the corporation, as the case may be, acting upon or with reference to such act, contract or transaction, even though the presence at a meeting or vote or votes of such interested director might have been necessary to obligate the corporation upon such act, contract or transaction.

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ARTICLE IX.

A director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for an act or omission in the director’s capacity as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law, (iii) for any transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director’s office, (iv) for any act or omission for which the liability of the director is expressly provided for by state or (v) for any act related to an unlawful stock repurchase or payment of a dividend. If either the Texas Business Corporation Act, the Texas Miscellaneous Corporations Laws Act or any other applicable Texas statute hereafter is amended to authorized the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on liability provided herein, shall be limited to the fullest extent permitted by such amended act. Any repeal or modification of this Article X by the shareholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director of the corporation existing at the time of such repeal or modification.

ARTICLE X

Any action required by the Texas Business Corporation Act to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the actions so taken, shall be signed by the holder of holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

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